Q3 FISCAL YEAR 2021 FINANCIAL RESULTS November 2nd, 2021 Exhibit 99.2

DISCLAIMER Forward Looking Statements This presentation contains forward looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company's results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: information or predictions concerning the Company's future financial performance, business plans and objectives, potential growth opportunities, potential pricing of products, potential market leadership, financing plans, competitive position, technological, industry or market trends and potential market opportunities. These statements are based on estimates and information available to the Company at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from the Company's current expectations as a result of many factors, including, but not limited to: the impact the COVID-19 pandemic will have on demand for the Company’s products as well as its impact on its operations and the operations of its manufacturers, retailers and other partners, and its impact on the economy overall, including capital markets; the Company’s ability to build and maintain the strength of its brand among gaming and streaming enthusiasts and its ability to continuously develop and successfully market new gear and improvements to existing gear; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units, as well as sophisticated new video games; fluctuations in operating results; the risk that the Company is not able to compete with competitors and/or that the gaming industry, including streaming and eSports, does not grow as expected or declines; the loss or inability to attract and retain key management; delays or disruptions at manufacturing and distribution facilities of the Company or third parties; currency exchange rate fluctuations or international trade disputes resulting in the Company’s gear becoming relatively more expensive to its overseas customers or resulting in an increase in the Company’s manufacturing costs; the impact of the coronavirus on the Company’s business; and general economic conditions that adversely effect, among other things, the financial markets and consumer confidence and spending. The Company assumes no obligation, and does not intend, to update these forward-looking statements, except as required by law. Investors are urged to review in detail the risks and uncertainties outlined in Corsair’s Securities and Exchange Commission filings, including but not limited to Corsair’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (once available) as well as the Risk Factors contained therein. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures, such as adjusted EBITDA, which are not recognized under the generally accepted accounting principles (“GAAP”) in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business. Market & Industry Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company’s industry, the Company’s business and the market for the Company’s products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.

Q3 PRODUCT HIGHLIGHTS

NEW CATEGORY – STREAMING CAMERAS With the introduction of Elgato Facecam, we have expanded our creator solutions and entered the $1B+ webcam market.  Elgato leveraged its 15+ years of experience in video to design a camera that meets the growing needs of content creators.    Facecam bridges the gap between a webcam and a professional camera by combining state of the art optics with purpose built software, unlocking powerful customization and seamless integration into the broader Elgato ecosystem.

NEW CATEGORY – GAMING MONITOR Introducing the XENEON 32QHD165, 32”, high refresh rate, AMD Freesync compatible gaming monitor. This is our first entry into the gaming monitor market, with a TAM of $4B+ Corsair unique features allow display to be controlled by our iCUE ecosystem and Stream Deck devices

NEW TECHNOLOGY - DDR5 MEMORY After 7 years of DDR4, both Intel and AMD are poised to make the switch to DDR5 in 2022. The new DDR5 technology launch will enable a surge of upgrades, with a potential increase in ASPs. We believe Corsair will be at the forefront of performance leadership with this new technology introduction. With a strong launch line-up, we expect to continue our market dominance in this category, currently at over 50% market share in major markets.

NEW CONTROLLER – XBOX SERIES X SCUF controller made for Xbox Series X – the SCUF INSTINCT. Patented SCUF remappable paddles and adjustable controls give players the edge in the most competitive games Leading customization with dozens of swappable elements, from face plates and buttons to thumb sticks and bumpers.

FINANCIAL RESULTS

REVENUE DATA BY SEGMENT +38% +129% -15% -14% +16% +35% +40% +74% +61% YoY -14% YoY +49% YoY +22% YoY $ in millions Note: 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Origin and SCUF in 2019 – YTD numbers are for the 9 months period ending September 30th.

GROSS MARGIN DATA BY SEGMENT +100% +108% +15% +42% -22% -19% +103% YoY +26% YoY -21% YoY $ in millions Note: 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Origin and SCUF in 2019 – YTD numbers are for the 9 months period ending September 30th.

EXPANDING ADJUSTED EBITDA WITH LOW CAPEX $ in millions 0.9% 0.4% 0.6% 5.6% 12.3% Adjusted EBITDA 11.5% 7.9% 13.9% 0.6% 0.5% 7.1% 0.7% Capex Spend (% of Revenue) Adjusted EBITDA Margin Note: See appendix on non-GAAP reconciliations; 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions Origin and SCUF in 2019. YTD numbers are for the 9 months period ending September 30th.

Q3 RESULTS Corsair gained market share in almost every category through Q3 2021. Q3 Net Revenue was impacted by availability of reasonably priced GPUs which curtailed the demand for new PC builds and its components. Higher logistics costs including ocean and air freight had an impact on Q3 margins resulting in Gross Profit Margin of 25.9%. Note: See appendix on non-GAAP reconciliations; YTD numbers are for the 9 months period ending September 30th.

GAMING COMPONENTS AND SYSTEMS Q3 RESULTS Note: YTD numbers are for the 9 months period ending September 30th. The entire industry was impacted by GPU shortages which caused retail prices to surge to 150%+ of MSRP. This caused many enthusiasts to hold off building a performance gaming PC. We believe that as GPUs become more available over the next few quarters there is a pent-up demand for building high performance gaming PCs Corsair managed to grow market share in every components category through Q3.

GAMER AND CREATOR PERIPHERALS Q3 RESULTS Q3 Net Revenue were impacted by IC shortages which caused out our premium high value products to be in tight supply. Q3 Segment Gross Profit Margins were impacted by increased logistics costs as well as some reduced sales in premium products. Note: YTD numbers are for the 9 months period ending September 30th.

REVENUE GROWTH GUIDANCE FY2021 (1) Given the number of risk factors, uncertainties and assumptions, many of which are discussed in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.

DEBT SUMMARY In Q3 2021, refinanced long-term debt, substantially reducing the interest rate, doubled revolver to $100 million and reduced outstanding debt by $24 million to $250 million of face value. Based on our current net leverage ratio our interest rate on the long-term debt is LIBOR plus 1.25%. Expect to continue to reduce debt over time on a more opportunistic basis subject to business conditions and any need for growth capital.

APPENDIX

USE OF NON-GAAP FINANCIAL MEASURES To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Net Income Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Net Income Per Share to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP measures. Accordingly, we believe that Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Net Income Per Share provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial performance measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, net income, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP Operating Income Reconciliations (Unaudited, in thousands, except percentages)

GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP Net Income and Net Income Per Share Reconciliations (Unaudited, in thousands, except per share amounts and percentages)

GAAP TO NON-GAAP RECONCILIATIONS Adjusted EBITDA Reconciliations (Unaudited, in thousands, except percentages)